Exhibit 10.8

License Agreement

This Agreement is entered into on September 1, 2024, by and between the following parties:

1.	SUPERIOR FASTENING (HK) LTD (Hong Kong Business Registration Number: 39685902), with its registered office located at Unit B on the 6/F of Block 2 of Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, N.T. (hereinafter referred to as “Party A”);

2.	Licensee: TOPWELL GOLD LIMITED (Hong Kong Business Registration Number: 71275400) (hereinafter referred to as “Party B”).

Preamble:

1.	Considering that Party A is the tenant/operator of the unit located at the aforementioned address (hereinafter referred to as the “Office”).

2.	Also considering that Party B has applied to Party A for permission to use certain portions of the Office and has agreed to comply with the terms and conditions set forth below.

3.	Party A hereby agrees to grant a non-exclusive license of use to Party B, authorizing Party B to use or occupy certain portions or rooms of the Office, provided that Party B must share certain facilities within the Office premises with other users.

4.	Both parties agree that Party A will arrange for Party B’s use of the Office and are willing to be bound by the terms below. Therefore, the parties agree to the following terms:

1.	License Period

1.1	The license period shall be from September 1, 2024, to August 31, 2025. Unless otherwise agreed in writing by both parties, this Agreement cannot be terminated early.

2.	Responsibilities of Party A

2.1	Party A shall provide the Office to Party B for office use, and Party A shall be responsible for basic management and the provision of internet services, basic furniture and appliances and agreed customer services (“Agreed Customer Services”).

3.	Agreed Customer Services

3.1	Provision of WiFi internet access in the Office.

3.2	Provision of office furniture (including desks, bookshelves, air conditioners, microwave ovens, and refrigerators).

3.3	Customer service hours: Monday to Friday, 9:00 AM to 8:00 PM.

3.4	Weekly cleaning of public areas.

4.	License Fees and Contract Fee Arrangements

4.1	Monthly license fee for Party B shall be HKD 15,000.

4.2	The management fee payable by Party B during the license period shall be HKD 0.

4.3	Party B shall pay a deposit of HKD 0 before September 1, 2024.

This License Agreement shall take effect upon the signing by both parties. It is executed in two copies, with each party retaining one copy.

If you accept the above terms and agree to comply, please sign to confirm.

Party A: Licensor (Signature or Seal)	Party B: Licensee (Signature or Seal)

September 1, 2024	September 1, 2024

License Agreement

This Agreement is entered into on September 1, 2024, by and between the following parties:

1.	SUPERIOR FASTENING (HK) LTD (Hong Kong Business Registration Number: 39685902), with its registered office located at Unit B on the 6/F of Block 2 of Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, N.T. (hereinafter referred to as “Party A”);

2.	Licensee: A-ONE PRESIDENT LIMITED (Hong Kong Business Registration Number: 71591995) (hereinafter referred to as “Party B”).

Preamble:

5.	Considering that Party A is the tenant/operator of the unit located at the aforementioned address (hereinafter referred to as the “Office”).

6.	Also considering that Party B has applied to Party A for permission to use certain portions of the Office and has agreed to comply with the terms and conditions set forth below.

7.	Party A hereby agrees to grant a non-exclusive license of use to Party B, authorizing Party B to use or occupy certain portions or rooms of the Office, provided that Party B must share certain facilities within the Office premises with other users.

8.	Both parties agree that Party A will arrange for Party B’s use of the Office and are willing to be bound by the terms below. Therefore, the parties agree to the following terms:

1.	License Period

1.1	The license period shall be from September 1, 2024, to August 31, 2025. Unless otherwise agreed in writing by both parties, this Agreement cannot be terminated early.

2.	Responsibilities of Party A

2.1	Party A shall provide the Office to Party B for office use, and Party A shall be responsible for basic management and the provision of internet services, basic furniture and appliances and agreed customer services (“Agreed Customer Services”).

3.	Agreed Customer Services

3.1	Provision of WiFi internet access in the Office.

3.2	Provision of office furniture (including desks, bookshelves, air conditioners, microwave ovens, and refrigerators).

3.3	Customer service hours: Monday to Friday, 9:00 AM to 8:00 PM.

3.4	Weekly cleaning of public areas.

4.	License Fees and Contract Fee Arrangements

4.1	Monthly license fee for Party B shall be HKD 15,000.

4.2	The management fee payable by Party B during the license period shall be HKD 0.

4.3	Party B shall pay a deposit of HKD 0 before September 1, 2024.

This License Agreement shall take effect upon the signing by both parties. It is executed in two copies, with each party retaining one copy.

If you accept the above terms and agree to comply, please sign to confirm.

Party A: Licensor (Signature or Seal)	Party B: Licensee (Signature or Seal)

September 1, 2024	September 1, 2024

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